Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.1705%


        Excess Protection Level
        3 Month Average   5.76%
          May, 2000   5.77%
          April, 2000   5.55%
          March, 2000   5.96%


        Cash Yield                                  19.29%


        Investor Charge Offs                         4.66%


        Base Rate                                    8.86%


        Over 30 Day Delinquency                      4.70%


        Seller's Interest                            9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $52,496,626,963.52


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,987,826,445.03